EXHIBIT 10.1

EXECUTION VERSION

SECOND AMENDMENT TO THE

RESTRUCTURING SUPPORT AGREEMENT

SECOND AMENDMENT, dated as of February 7, 2011 (the “Amendment”), to that certain Restructuring Support Agreement (together with exhibits, annexes and attachments thereto, the “RSA”), dated as of January 10, 2011, by and among (i) A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; Key Comp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; and Keystone Automotive Operations Midwest, Inc. (collectively, the “Company”) and (ii) Sphere Capital, LLC – Series A and Cetus Capital, LLC (each, a “Consenting Holder”) (each of the foregoing, a “Party,” and collectively, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the RSA.

W I T N E S S E T H:

WHEREAS, pursuant to the RSA, the Parties have agreed to implement a Restructuring of the Company pursuant to the terms as set forth in the Term Sheet; and

WHEREAS, the Parties desire to amend the RSA upon the terms and subject to the conditions set forth below.

NOW, THEREFORE, pursuant to section 7 of the RSA, the Parties hereto hereby agree to amend the terms of the RSA as follows:

1. Amendments.

(a) Amendment to Section 5.01(a). Section 5.01(a) of the RSA is hereby amended by deleting the date “February 7, 2011” and substituting “February 11, 2011” in its stead.

(b) Amendment to Section 5.01(b). Section 5.01(b) of the RSA is hereby amended by including the phrase “and certain members of the Company’s management who are beneficial holders of Senior Subordinated Notes will execute a support agreement” after the phrase “Exchange Offer.”

2. Reservation of Rights. Each Party jointly and severally acknowledges and agrees that (a) the Parties shall preserve all rights, remedies, power or privileges set forth in the RSA and under applicable law and (b) nothing contained herein shall in any way limit or otherwise prejudice, and the Parties have reserved their right to invoke fully, any right, remedy, power or privilege which the Parties may not have or may have in the future under or in connection with the RSA and applicable law, or diminish any of the obligations of any other Party contained in the RSA. The rights, remedies, powers and privileges of the Parties provided under this Amendment and the RSA are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

3. No Change. Except as expressly provided herein, no term or provision of the RSA shall be amended, waived, modified, consented to or supplemented, and each term and provision of the RSA shall remain in full force and effect.

4. Miscellaneous. The provisions of Section 8 of the RSA are incorporated herein by reference as if set forth in full herein and shall apply to the terms and provisions of this Amendment and the Parties mutatis mutandis.

5. Counterparts. This Amendment may be executed by the Parties in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall become effective, upon the execution of a counterpart hereof by each of the Parties, as of the date hereof and delivery of this Amendment by any Party shall be binding upon each of its permitted successors and assigns. In the event of any conflict between this Agreement and any other Restructuring document, the terms of this Agreement shall govern (unless such terms of such other Restructuring documents are necessary to comply with applicable Requirements of Law, in which case such terms shall govern to the extent necessary to comply therewith).

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

2

The Parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KEYSTONE AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Richard Paradise
Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer

KEYSTONE AUTOMOTIVE OPERATIONS, INC.		KAO MANAGEMENT SERVICES, LLC

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

A&A AUTO PARTS STORES, INC.		KEY COMP, INC.

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Restructuring Support Agreement]

AMERICAN SPECIALTY EQUIPMENT CORP.		KEYSTONE AUTOMOTIVE DISTRIBUTORS COMPANY, LLC

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

ARROW SPEED ACQUISITION LLC		KEYSTONE AUTOMOTIVE OPERATIONS OF CANADA, INC.

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

DRIVERFX.COM, INC.		KEYSTONE AUTOMOTIVE OPERATIONS MIDWEST, INC.

By:	/s/ Richard Paradise	By:	/s/ Richard Paradise
Name:	Richard Paradise	Name:	Richard Paradise
Title:	Executive Vice President and Chief Financial Officer	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Restructuring Support Agreement]

SPHERE CAPITAL, LLC – SERIES A

By:	/s/ Jacob Kotzubei
Name:	Jacob Kotzubei
Title:	Partner

[Signature Page to Second Amendment to Restructuring Support Agreement]

CETUS CAPITAL, LLC

By:	/s/ Robert E. Davis
Name:	Robert E. Davis
Title:	Managing Director

[Signature Page to Second Amendment to Restructuring Support Agreement]